SUPPLEMENT DATED DECEMBER 15, 2010

to the Prospectuses dated May 1, 2010, for:

PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE
PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE II
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II
PRINCIPAL FLEXIBLE VARIABLE LIFE
PRINCIPAL SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR
PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II
PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME
PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME II
PRINFLEX LIFE

This supplement updates information in the prospectuses dated May 1, 2010, for the variable life insurance policies (each a “Policy”) referenced above, each of which is issued by Principal Life Insurance
Company (the “Company”) through its Principal Life Insurance Company Variable Life Separate
Account. This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement may be defined in your Policy’s prospectus.

1.		SEPARATE ACCOUNT DIVISION ADDITIONS

(a)		Addition of Equity Income Division

Effective on or about April 29, 2011, the Equity Income Division will be added as an investment option for the following Policies:

•		Principal Benefit Variable Universal Life
•		Principal Benefit Variable Universal Life II
•		Principal Executive Variable Universal Life
•		Principal Executive Variable Universal Life II
•		Principal Variable Universal Life Income II

The following information is hereby added to the TABLE OF SEPARATE ACCOUNT DIVISIONS section of the prospectus for each Policy within that group of Policies:

Equity Income Division (effective on or about April 29, 2011)

	Invests in:	Principal Variable Contracts Funds Equity Income Account – Class 1
Investment Advisor:		Edge Asset Management, Inc. through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:		seeks to provide a relatively high level of current income and long-term growth of income and capital.

The prospectus for the mutual fund in which this division will invest is already included with each
Policy’s prospectus.

(b)	Addition of Invesco Capital Development Division

Effective on or about April 29, 2011, the Invesco Capital Development Division will be added as an investment option to the following Policies:

•	Principal Benefit Variable Universal Life
•	Principal Benefit Variable Universal Life II
•	Principal Executive Variable Universal Life
•	Principal Executive Variable Universal Life II
•	Principal Flexible Variable Life
•	Principal Survivorship Flexible Premium Variable Universal Life
•	Principal Variable Universal Life Accumulator
•	Prinflex Life

The following information is hereby added to the TABLE OF SEPARATE ACCOUNT DIVISIONS section of the prospectus for each Policy within that group of Policies:

Invesco Capital Development Division (effective on or about April 29, 2011)

Invests in:	Invesco V.I. Capital Development Fund – Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

The prospectus for the mutual fund in which this division will invest will be included with your Policy’s prospectus dated May 1, 2011.

2.	SEPARATE ACCOUNT DIVISION MERGERS

(a)	Merger of LargeCap Value III Division into Equity Income Division

On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”)
approved the acquisition of the assets of PVC’s LargeCap Value Account III by PVC’s Equity Income
Account (the “PVC Merger”). Your Policy’s LargeCap Value III Division invests in PVC’s LargeCap
Value Account III. Your Policy’s Equity Income Division invests in PVC’s Equity Income Account.
Consequently, your Policy’s LargeCap Value III Division will merge into the Equity Income Division.

The PVC Merger requires approval by the LargeCap Value Account III shareholders and will be submitted to the shareholders for their consideration at a meeting tentatively scheduled for February 28,
2011 (the “PVC Shareholder Meeting”). If the shareholders approve the PVC Merger, the acquisition is expected to occur on or about April 29, 2011.

Prior to the PVC Shareholder Meeting, Policy owners who have invested in the LargeCap Value III
Division as of a date to be determined by the PVC Board of Directors (the “PVC Record Date Policy
Owners”) will receive a notice of the PVC Shareholder Meeting, a proxy statement, and a voting instruction form. Each PVC Record Date Policy Owner is entitled to instruct the Company how to vote the number of shares related to their interest in the LargeCap Value III Division. The Company will vote shares for which properly executed instructions are not received in the same proportion as it votes shares for which it did receive properly executed instructions.

Upon consummation of the PVC Merger, Policy values remaining in the LargeCap Value III Division will be transferred to the Equity Income Division. The LargeCap Value III Division will then be eliminated.

(b) Merger of Invesco Dynamics Division into Invesco Capital Development Division

Following a series of meetings in September and October 2010, the Board of Trustees of the Invesco
Funds approved the acquisition of the assets of the Invesco Dynamics Fund by the Invesco Capital
Development Fund (the “Invesco Merger”). Your Policy’s Invesco Dynamics Division invests in the
Invesco Dynamics Fund. Your Policy’s Invesco Capital Development Division invests in the Invesco
Capital Development Fund. Consequently, your Policy’s Invesco Dynamics Division will merge into the
Invesco Capital Development Division.

The Invesco Merger requires approval by the Invesco V.I. Dynamics Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around April 2011 (the
“Invesco Shareholder Meeting”). If the shareholders approve the proposal, the acquisition is expected to occur soon after the meeting.

Prior to the Invesco Shareholder Meeting, Policy owners who have invested in the Invesco Dynamics
Division as of a date to be determined by the Board of Trustees of the Invesco Funds (the “Invesco
Record Date Policy Owners”) will receive a notice of the Invesco Shareholder Meeting, a proxy statement, and a voting instruction form. Each Invesco Record Date Policy Owner is entitled to instruct the Company how to vote the number of shares related to their interest in the Invesco Dynamics Division.
The Company will vote shares for which properly executed instructions are not received in the same proportion as it votes shares for which it did receive properly executed instructions.

Upon consummation of the Invesco Merger, Policy values remaining in the Invesco Dynamics Division will be transferred to the Invesco Capital Development Division. The Invesco Dynamics Division will then be eliminated.

(c) Additional Information Related to the PVC Merger and the Invesco Merger

(i) Policy Values. Both the PVC Merger and the Invesco Merger (collectively, the
“Mergers”) will take place at simple relative net asset value with no change in the amount of any
Policy owner’s accumulated value or in the dollar value of their investment in the Company’s
Principal Life Insurance Company Variable Life Separate Account.

(ii) No New or Additional Fees or Expenses. Policy owners will not incur any fees or expenses as a result of the Mergers, nor will their rights or the Company’s obligations under any
Policy be altered in any way. The Mergers will not increase any Policy’s fees or expenses.

(iii) Partial Surrenders. Policy owners may surrender amounts transferred to the acquiring division as a result of the Mergers without the surrender counting against the limit of two partial surrenders during a policy year.